ALLIANCE REAL ESTATE INVESTMENT FUND

ANNUAL REPORT
AUGUST 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                     ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

October 28, 1998

Dear Shareholder:

This annual report provides an update on the performance and investment activity of the Alliance Real Estate Investment Fund (the "Fund") for the six and 12-month periods ended August 31, 1998.

INVESTMENT RESULTS
Publicly traded companies that own income producing real estate underwent a strong correction in the six months ended August 31, 1998. This market, as measured by the NAREIT Equity Index, suffered a 17.76% decline during this period. This more than offset respectable first half results, leaving the full fiscal year down 11.04% for the Fund's benchmark index. As the accompanying table shows, your Fund, its benchmark, and the overall stock market as represented by the S&P 500, all performed poorly during the six-month period ended August 31, 1998.

The overall stock market was down as a result of fears of a possible recession. The REIT market was caught in a downdraft caused by investors focusing on larger blue chip stocks as a perceived "flight to safety." Your Fund, which was overweight in the hotel and office property sectors of the REIT market, underperformed its benchmark because these two sectors were harder hit in the stock market than other sectors of real estate. Even though these two sectors of the REIT market were down during the period under review, we continue to believe that the underlying real estate fundamentals of the market continue to be positive for the overall REIT market and for these two sectors, in particular.


INVESTMENT RESULTS*
Periods Ended August 31, 1998

                                       TOTAL RETURNS
                                   6 MONTHS      12 MONTHS
                                   --------      ---------

ALLIANCE REAL ESTATE
  INVESTMENT FUND
  Class A                           -21.52%        -14.90%
  Class B                           -21.80%        -15.56%
  Class C                           -21.80%        -15.56%

S&P 500 STOCK INDEX                  -8.07%          8.12%

NAREIT EQUITY INDEX                 -17.76%        -11.04%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF AUGUST 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES CHARGED TO THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS EQUITY INDEX (NAREIT) IS A MARKET VALUE WEIGHTED INDEX BASED UPON THE LAST CLOSING PRICE OF THE MONTH FOR TAX-QUALIFIED REITS LISTED ON THE NYSE, AMEX AND THE NASDAQ. AN INVESTOR CANNOT INVEST DIRECTLY IN THESE INDICES. INDEX RETURNS ARE NOT ADJUSTED FOR SALES CHARGES OR OPERATING EXPENSES.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET OVERVIEW
The recent steep decline of real estate companies' stock prices is almost unprecedented. The last time the benchmark index showed such a precipitous six-month decline was in the midst of the recession of 1973-1974. At that time, the U.S. economy was reeling from the first global oil shocks, increasing competition from Europe and Japan, and slowing productivity brought on by the entrance of the baby boom generation into the work force. Real estate markets were at the tail end of a vast construction cycle which was financed largely by bank (and mortgage REIT) debt.

By comparison, the U.S. economy is one of the strongest growth engines in the world today. Although financial turmoil in Asia and Russia will likely slow U.S. growth prospects, it is not at all clear that we are headed into a recession at this point. Lately, some new construction has begun. Whether or not this turns into a full fledged cycle remains to be seen. Arguably, real estate markets are broadly in equilibrium. As a result, solid rent growth seems likely for most owners of real estate for the foreseeable future. This should bode well for the companies held in your Fund's portfolio.


1


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

In fact, the average real estate company is posting excellent profit growth. We anticipate 13.5% and 11.0% growth for the average REIT in 1998 and 1999, respectively. These expectations are based on properties already owned or under development and market conditions, more or less, as they currently exist.

Valuation levels are at historic lows. The average REIT trades at about 9.5 times 1998 funds from operations (the REIT equivalent of earnings per share), a 10-15% discount to the value of the real estate assets that it owns, and with a 7.7% current dividend yield.

These valuation metrics suggest either a severe real estate pullback or stock market over-reaction. We believe it is the latter of these alternatives. We track real estate market supply and demand changes very closely. Our research shows that supply is undeniably increasing, albeit slowly, and demand growth is slowing. However, the balance has not yet tipped toward the negative. In fact, capital market turmoil appears to be preventing real estate markets from overheating. This should allow company growth to continue and share prices to recover from recent lows.

INVESTMENT STRATEGY
Your Fund was designed to identify and invest in companies that have the optimal exposure to the country's strongest real estate markets and which will benefit most from the significant shifts in real estate financing and ownership which are sweeping across the United States today.

The most economically sensitive part of the real estate world is hotels. This is because supply is relatively easy to build, demand is closely linked to Gross Domestic Product growth and rental rates reprice every day. We have lowered our portfolio exposure to hotels by 20% in the past six months. We have increased our exposure to downtown office companies by 50% in the past six months. Long lease terms cushion economic downturns because rent is a contractual obligation which must be paid even during periods of business softness. Downtown office buildings have the longest lease terms in the REIT world. New supply is more constrained in the northeastern U.S. because of population density and bureaucratic logjams. To minimize supply risk, we increased our exposure to the northeast by 22% in the past six months.

MARKET OUTLOOK AND CONCLUSIONS
Our outlook for real estate remains positive. Supply of, and demand for, space remains roughly in balance in most markets. We believe the market has overreacted to the beginning of a normal construction cycle and slowing economic growth. The widespread weakness of the U.S. stock market has damaged REIT shares even though the fundamentals do not justify such weakness. As a result, we are optimistic about both near and long term results. We believe we are well positioned for any coming rebound in real estate stocks.

In conclusion, we would like to thank you for the continued confidence you have shown in the Alliance Real Estate Investment Fund.

Sincerely,


John D. Carifa
Chairman and President


Daniel G. Pine
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES          ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

Alliance Real Estate Investment Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.



INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC TOTAL RETURNS AS OF AUGUST 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
1 Year                       -14.90%        -18.52%
Since Inception*               6.35%          3.99%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
1 Year                       -15.56%        -18.83%
Since Inception*               5.60%          4.10%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
1 Year                       -15.56%        -16.38%
Since Inception*               5.60%          5.60%


SEC AVERAGE TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (JUNE 30, 1998)

                               CLASS A        CLASS B        CLASS C
                               -------        -------        -------
1 Year                          2.76%          2.61%          5.52%
Since Inception*               17.09%         17.71%         19.17%


The Fund's investment results represent total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 10/1/96 for all share Classes.


3


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

ALLIANCE REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96* TO 8/31/98

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$ 9,000

S&P 500: $14,395

NAREIT INDEX: $11,494

REAL ESTATE INVESTMENT FUND CLASS A: $10,780

9/30/96     8/31/97     8/31/98

This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Fund Class A shares (from 9/30/96 to 8/31/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NAREIT Index is a market value weighted index, based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ.

When comparing Alliance Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

Real Estate Investment Fund
S&P 500 Stock Index
NAREIT Index


*    Month-end nearest to Fund's inception date of 10/1/96.


4


TEN LARGEST HOLDINGS
AUGUST 31, 1998                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                                                   PERCENT OF
COMPANY                                          VALUE             NET ASSETS
-------------------------------------------------------------------------------
Starwood Hotels & Resorts                    $ 19,348,650             4.9%
Equity Office Properties Trust                 18,007,545             4.6
SL Green Realty Corp.                          16,468,375             4.2
Avalon Bay Communities, Inc.                   16,048,758             4.1
Glenborough Realty Trust, Inc.                 15,431,625             3.9
Essex Property Trust, Inc.                     15,302,219             3.9
Pan Pacific Retail Properties, Inc.            15,061,988             3.8
Spieker Properties, Inc.                       14,822,450             3.8
Public Storage, Inc.                           14,702,875             3.8
Arden Realty, Inc.                             13,456,625             3.4
                                             $158,651,110            40.4%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED AUGUST 31, 1998
_______________________________________________________________________________

                                                          SHARES*
                                                                  HOLDINGS
PURCHASES                                          BOUGHT          8/31/98
-------------------------------------------------------------------------------
Avalon Bay Communities, Inc.                      204,926         486,326
Boston Properties, Inc.                            50,700         256,300
Brookfield Properties Corp.                       754,000         754,000
Cabot Industrial Trust                            234,200         517,300
Correctional Properties Trust                     473,500         473,500
Mack-Cali Realty Corp.                             45,000         419,800
MeriStar Hospitality Corp.                        405,223         405,223
SL Green Realty Corp.                             138,900         855,500
Starwood Hotels & Resorts                          99,400         530,100
Vornado Realty Trust                              286,300         286,300

                                                                  HOLDINGS
SALES                                                SOLD          8/31/98
-------------------------------------------------------------------------------
American General Hospitality Corp.                443,600              -0-
Avalon Properties, Inc.                           410,700              -0-
Crescent Operating, Inc.                           33,900              -0-
Duke Realty Investments, Inc.                      57,700         411,700
Excel Realty Trust, Inc.                           35,000         350,200
Golf Trust of America, Inc.                       105,400         338,600
Highwoods Properties, Inc.                         25,700         456,800
IRT Property Co.                                  512,100              -0-
Macerich Co.                                       30,000         481,500
Meridian Industrial Trust, Inc.                   352,400              -0-


*    Adjusted for stock mergers and other corporate actions.


5


PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-99.0%
REAL ESTATE INVESTMENT TRUSTS-96.6%
APARTMENTS-11.2%
Archstone Communities Trust                     653,400    $  12,659,625
Avalon Bay Communities, Inc.                    486,326       16,048,758
Essex Property Trust, Inc.                      538,100       15,302,219
                                                             ------------
                                                              44,010,602

DIVERSIFIED-12.2%
Correctional Properties Trust                   473,500        6,747,375
Entertainment Properties Trust                  518,600        7,714,175
Glenborough Realty Trust, Inc.                  709,500       15,431,625
Golf Trust of America, Inc.                     338,600        8,972,900
Vornado Realty Trust                            286,300        8,982,662
                                                             ------------
                                                              47,848,737

HOTELS & RESTAURANTS-12.9%
Innkeepers USA Trust                            798,400        7,684,600
MeriStar Hospitality Corp.                      405,223        6,838,138
Patriot American Hospitality, Inc.              761,000       10,273,500
Starwood Hotels & Resorts                       530,100       19,348,650
Sunstone Hotel Investors, Inc.                  747,100        6,350,350
                                                             ------------
                                                              50,495,238

OFFICE-20.5%
Arden Realty, Inc.                              637,000       13,456,625
Boston Properties, Inc.                         256,300        7,320,569
Crescent Real Estate Equities Co.               566,000       13,018,000
Equity Office Properties Trust                  793,721       18,007,545
Mack-Cali Realty Corp.                          419,800       12,095,488
SL Green Realty Corp.                           855,500       16,468,375
                                                             ------------
                                                              80,366,602

OFFICE - INDUSTRIAL MIX-16.5%
Brandywine Realty Trust                         673,800       12,128,400
Duke Realty Investments, Inc.                   411,700        8,542,775
Great Lakes REIT, Inc.                          317,600        4,823,550
Highwoods Properties, Inc.                      456,800       11,619,850
Reckson Associates Realty Corp.                 592,900       12,710,294
Spieker Properties, Inc.                        416,800       14,822,450
                                                             ------------
                                                              64,647,319

REGIONAL MALLS-5.7%
Macerich Co.                                    481,500       12,157,875
Mills Corp.                                     530,800       10,284,250
                                                             ------------
                                                              22,442,125

SHOPPING CENTERS-8.2%
Burnham Pacific Properties, Inc.                 84,500        1,098,500
Excel Realty Trust, Inc.                        350,200        8,185,925
Pacific Retail Trust (a)                        591,577        7,690,501
Pan Pacific Retail Properties, Inc.             819,700       15,061,988
                                                             ------------
                                                              32,036,914

STORAGE-3.7%
Public Storage, Inc.                            629,000       14,702,875

WAREHOUSE & INDUSTRIAL-5.7%
Cabot Industrial Trust                          517,300        9,634,713
ProLogis Trust                                  646,100       12,922,000
Security Capital Group, Inc.,
  warrants, expiring 9/18/98 (b)                 20,993              451
                                                             ------------
                                                              22,557,164
                                                             ------------
                                                             379,107,576


6


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT & MANAGEMENT-2.4%
Brookfield Properties Corp. (c)                 754,000    $   8,194,604
Excel Legacy Corp. (b)                          155,800          443,056
Reckson Services Industries, Inc. (b)           293,032          824,152
                                                             ------------
                                                               9,461,812

Total Common Stocks & Other Investments
  (cost $481,805,541)                                        388,569,388


                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER-1.3%
American Express Credit Corp.
  5.44%, 9/01/98                                 $1,600    $   1,600,000
Prudential Funding Corp.
  5.60%, 9/02/98                                  3,400        3,399,471

Total Commercial Paper
  (amortized cost $4,999,471)                                  4,999,471

TOTAL INVESTMENTS-100.3%
  (cost $486,805,012)                                        393,568,859
Other assets less liabilities-(0.3%)                          (1,024,664)

NET ASSETS-100%                                            $ 392,544,195


(a)  Illiquid security, valued at fair value (see Note A).

(b)  Non-income producing security.

(c)  Canadian holding.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $486,805,012)        $ 393,568,859
  Cash                                                                  18,868
  Receivable for investment securities sold                          1,508,744
  Receivable for capital stock sold                                    885,211
  Dividends receivable                                                 405,790
  Deferred organizational expenses                                     187,850
  Total assets                                                     396,575,322

LIABILITIES
  Payable for capital stock redeemed                                 2,906,558
  Distribution fee payable                                             338,715
  Advisory fee payable                                                 338,198
  Accrued expenses                                                     447,656
  Total liabilities                                                  4,031,127

NET ASSETS                                                       $ 392,544,195

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     375,869
  Additional paid-in capital                                       478,575,618
  Undistributed net investment income                                  479,529
  Accumulated net realized gain on investments and foreign
    currency transactions                                            6,349,332
  Net unrealized depreciation of investments                       (93,236,153)
                                                                 $ 392,544,195

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($51,214,136/4,893,355 shares of capital stock
    issued and outstanding)                                             $10.47
  Sales charge--4.25% of public offering price                             .46
  Maximum offering price                                                $10.93

  CLASS B SHARES
  Net asset value and offering price per share
    ($268,856,345/25,754,599 shares of capital stock
    issued and outstanding)                                             $10.44

  CLASS C SHARES
  Net asset value and offering price per share
    ($69,574,592/6,662,214 shares of capital stock
    issued and outstanding)                                             $10.44

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($2,899,122/276,690 shares of capital stock
    issued and outstanding)                                             $10.48


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1998                 ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $7,144)                                   $  22,876,767
  Interest                                             581,741   $  23,458,508

EXPENSES
  Advisory fee                                       3,938,272
  Distribution fee - Class A                           180,477
  Distribution fee - Class B                         3,001,541
  Distribution fee - Class C                           739,194
  Transfer agency                                      736,953
  Registration                                         236,887
  Custodian                                            137,512
  Printing                                             124,212
  Administrative                                       124,000
  Audit and legal                                       98,750
  Amortization of organization expenses                 60,955
  Directors' fees                                       33,000
  Miscellaneous                                         21,359
  Total expenses                                                     9,433,112
  Net investment income                                             14,025,396

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       6,501,775
  Net realized loss on foreign currency
    transactions                                                       (13,650)
  Net change in unrealized appreciation of
    investments                                                   (113,565,407)
  Net loss on investments and foreign currency
    transactions                                                  (107,077,282)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (93,051,886)


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                                  YEAR ENDED    OCT. 1, 1996(A)
                                                   AUG. 31,           TO
                                                     1998        AUG. 31, 1997
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                          $  14,025,396   $   2,614,208
  Net realized gain on investments and
    foreign currency transactions                    6,488,125       1,286,847
  Net change in unrealized appreciation
    of investments                                (113,565,407)     20,329,254
  Net increase (decrease) in net assets
    from operations                                (93,051,886)     24,230,309

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (2,204,713)       (501,561)
    Class B                                         (9,402,948)     (1,712,066)
    Class C                                         (2,290,119)       (364,420)
  Advisor Class                                       (133,960)        (36,161)
  Net realized gain on investments
    Class A                                            (39,960)             -0-
    Class B                                           (201,260)             -0-
    Class C                                            (44,722)             -0-
  Advisor Class                                         (2,319)             -0-
  Tax return of capital (see Note A)
    Class A                                                 -0-       (136,668)
    Class B                                                 -0-       (649,850)
    Class C                                                 -0-       (130,319)
  Advisor Class                                             -0-         (2,718)

CAPITAL STOCK TRANSACTIONS
  Net increase                                     230,444,209     248,675,027
  Total increase                                   123,072,322     269,371,573

NET ASSETS
  Beginning of period                              269,471,873         100,300
  End of period (including undistributed net
    investment income of $479,529 at
    August 31, 1998)                             $ 392,544,195   $ 269,471,873


(a)  Commencement of operations.

     See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. Prior to commencement of operations on October 1, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on August 22, 1996. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

4. ORGANIZATION EXPENSES
Organization costs of $304,750 have been deferred and are being amortized on a straight-line basis through October, 2001.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at August 31, 1998 and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

7. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

8. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book/tax differences, resulting from the Fund's investments in Real Estate Investment Trusts and tax classifications of distributions, resulted in an increase in undistributed net investment income and additional paid-in capital and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $124,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended August 31, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $346,559 for the year ended August 31, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $53,582 from the sale of Class A shares and $16,320, $870,357 and $70,432 in contingent deferred


12


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 1998.

Brokerage commissions paid for the year ended August 31, 1998 on investment transactions amounted to $811,574, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") nor to DLJ directly, an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $12,995,878 and $699,723, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments and U.S. government or government agency obligations) aggregated $332,919,506 and $97,529,926, respectively, for the year ended August 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 1998.

At August 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $522,330 and gross unrealized depreciation of investments was $93,873,590 resulting in net unrealized depreciation of $93,351,260 (excluding foreign currency transactions).


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED  OCT. 1, 1996(A)  YEAR ENDED    OCT. 1, 1996(A)
                      AUG. 31,         TO          AUG. 31,           TO
                       1998       AUG. 31, 1997     1998         AUG. 31, 1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold            4,031,794     3,343,396   $  54,670,681   $  39,083,265
Shares issued in
  reinvestment of
  dividends and
  distributions          107,045        31,254       1,392,487         372,824
Shares converted
  from Class B            36,683        21,667         457,491         260,423
Shares redeemed       (2,222,402)     (456,092)    (28,964,016)     (5,480,852)
Net increase           1,953,120     2,940,225   $  27,556,643   $  34,235,660

CLASS B
Shares sold           16,336,188    15,390,867   $ 221,327,921   $ 182,254,693
Shares issued in
  reinvestment of
  dividends and
  distributions          328,979        88,493       4,276,970       1,059,667
Shares converted
  to Class A             (36,750)      (21,686)       (457,491)       (260,423)
Shares redeemed       (5,480,259)     (851,243)    (70,036,664)    (10,405,233)
Net increase          11,148,158    14,606,431   $ 155,110,736   $ 172,648,704

CLASS C
Shares sold            5,180,658     3,538,401   $  70,280,469   $  42,219,026
Shares issued in
  reinvestment of
  dividends and
  distributions           63,778        13,053         824,321         156,346
Shares redeemed       (1,922,771)     (210,915)    (24,674,279)     (2,552,750)
Net increase           3,321,665     3,340,539   $  46,430,511   $  39,822,622

ADVISOR CLASS
Shares sold              207,950       198,970   $   2,825,619   $   2,322,671
Shares issued in
  reinvestment of
  dividends and
  distributions            8,017         3,112         105,015          37,140
Shares redeemed         (119,760)      (31,599)     (1,584,315)       (391,770)
Net increase              96,207       170,483   $   1,346,319   $   1,968,041


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 1998.


(a)  Commencement of operations.


14


FINANCIAL HIGHLIGHTS                       ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                    CLASS A
                                           ----------------------------
                                           YEAR ENDED    OCT. 1, 1996(A)
                                             AUG. 31,          TO
                                              1998        AUG. 31, 1997
                                           ------------   -------------
Net asset value, beginning of period          $12.80         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .52            .30
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.33)          2.88
Net increase (decrease) in net asset
  value from operations                        (1.81)          3.18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)          (.30)
Distributions from net realized gains
  on investments                                (.01)            -0-
Tax return of capital                             -0-          (.08)
Total dividends and distributions               (.52)          (.38)
Net asset value, end of period                $10.47         $12.80

TOTAL RETURN
Total investment return based on net
  asset value (c)                             (14.90)%        32.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $51,214        $37,638
Ratio to average net assets of:
  Expenses net of waivers/reimbursements        1.55%          1.77%(d)(e)
  Expenses before waivers/reimbursements        1.55%          1.79%(e)
  Net investment income                         3.87%          2.73%(e)
Portfolio turnover rate                           23%            20%


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                    CLASS B
                                           ----------------------------
                                           YEAR ENDED    OCT. 1, 1996(A)
                                             AUG. 31,          TO
                                              1998        AUG. 31, 1997
                                           ------------   -------------
Net asset value, beginning of period          $12.79         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .42            .23
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.33)          2.89
Net increase (decrease) in net asset
  value from operations                        (1.91)          3.12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)          (.24)
Distributions from net realized gains
  on investments                                (.01)            -0-
Tax return of capital                             -0-          (.09)
Total dividends and distributions               (.44)          (.33)
Net asset value, end of period                $10.44         $12.79

TOTAL RETURN
Total investment return based on net
  asset value (c)                             (15.56)%        31.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $268,856       $186,802
Ratio to average net assets of:
  Expenses net of waivers/reimbursements        2.26%          2.44%(d)(e)
  Expenses before waivers/reimbursements        2.26%          2.45%(e)
  Net investment income                         3.16%          2.08%(e)
Portfolio turnover rate                           23%            20%


See footnote summary on page 18.


16


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                    CLASS C
                                           ----------------------------
                                           YEAR ENDED    OCT. 1, 1996(A)
                                             AUG. 31,          TO
                                              1998        AUG. 31, 1997
                                           ------------   -------------
Net asset value, beginning of period          $12.79         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .42            .23
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.33)          2.89
Net increase (decrease)in net asset
  value from operations                        (1.91)          3.12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)          (.25)
Distributions from net realized gains
  on investments                                (.01)            -0-
Tax return of capital                             -0-          (.08)
Total dividends and distributions               (.44)          (.33)
Net asset value, end of period                $10.44         $12.79

TOTAL RETURN
Total investment return based on net
  asset value (c)                             (15.56)%        31.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $69,575        $42,719
Ratio to average net assets of:
  Expenses net of waivers/reimbursements        2.26%          2.43%(d)(e)
  Expenses before waivers/reimbursements        2.26%          2.45%(e)
  Net investment income                         3.15%          2.06%(e)
Portfolio turnover rate                           23%            20%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                 ADVISOR CLASS
                                           ----------------------------
                                           YEAR ENDED    OCT. 1, 1996(A)
                                             AUG. 31,          TO
                                              1998        AUG. 31, 1997
                                           ------------   -------------
Net asset value, beginning of period          $12.82         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .55            .35
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.34)          2.88
Net increase (decrease) in net asset
  value from operations                        (1.79)          3.23

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)          (.38)
Distributions from net realized gains
  on investments                                (.01)            -0-
Tax return of capital                             -0-          (.03)
Total dividends and distributions               (.55)          (.41)
Net asset value, end of period                $10.48         $12.82

TOTAL RETURN
Total investment return based on net
  asset value (c)                             (14.74)%        32.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,899         $2,313
Ratio to average net assets of:
  Expenses net of waivers/reimbursements        1.25%          1.45%(d)(e)
  Expenses before waivers/reimbursements        1.25%          1.47%(e)
  Net investment income                         4.08%          3.07%(e)
Portfolio turnover rate                           23%            20%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended August 31, 1997, the ratios of expenses net of waivers/reimbursements were 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares, respectively.

(e)  Annualized.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                       ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE REAL ESTATE INVESTMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 1, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Real Estate Investment Fund, Inc. at August 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 1, 1996 to August 31, 1997, in conformity with generally accepted accounting principles.


New York, New York
October 5, 1998



FEDERAL INCOME TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that the $288,261 of the capital gain distributions paid by the Fund during the fiscal year August 31, 1998 is subject to a maximum tax rate of 28%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


19


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
HOWARD E. HASSLER (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
DANIEL G. PINE, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DAVID A. KRUTH, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Strategic Balanced Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21


ALLIANCE REAL ESTATE INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

REIAR